UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 4, 2005


                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


                    1-11165                               43-1470322
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            (Commission File Number)          (IRS Employer Identification No.)


              12 East Armour Boulevard
                Kansas City, Missouri                                64111
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       (Address of Principal Executive Offices)                    (Zip Code)


                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05      Costs Associated with Exit or Disposal Activities.

         On May 4, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that, as part of its previously announced efforts to address its continued revenue declines and high-cost structure, it plans to consolidate operations in its Mid-Atlantic Profit Center ("PC") by closing its bakery in Charlotte, North Carolina and consolidating routes, depots and thrift stores in North Carolina, South Carolina and Virginia. The Company issued Worker Adjustment and Retraining Notification, or WARN, notices to workers in the Mid-Atlantic PC on the same date. The Company expects to complete the consolidation of the Mid-Atlantic PC by July 23, 2005, subject to bankruptcy court approval. The consolidation is expected to affect approximately 950 workers in the Mid-Atlantic PC.

         The Company's preliminary estimate of charges to be incurred in connection with the Mid-Atlantic PC consolidation is approximately $15 million, including approximately $3 million of severance charges, approximately $8.5 million of asset impairment charges, and approximately $3.5 million in other charges. IBC further estimates that approximately $6 million of such costs will result in future cash expenditures. In addition, the Company intends to spend approximately $2 million for capital expenditures and accrued expenses to effect the consolidation.

Item 2.06      Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's preliminary estimate of non-cash asset impairment charges to be incurred in connection with the Mid-Atlantic PC consolidation is approximately $8.5 million. The charge relates primarily to write-downs of machinery, equipment and real property to their estimated fair values.

Item 9.01      Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

     99.1         Interstate Bakeries Corporation press release dated
                  May 4, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2005                             INTERSTATE BAKERIES
                                              CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  -----------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Interstate Bakeries Corporation press release dated
                  May 4, 2005.